AMENDMENT NO. 1
                            TO AMENDED AND RESTATED
                  FINANCIAL CONSULTING AND MARKETING AGREEMENT

        AMENDMENT NO. 1 made this 1st day of March, 1996 and effective as of January 1, 1996 by and between Multi-Market Radio, Inc. (the "Company") and Sillerman Communications Management Corporation ("SCMC").

        WHEREAS, the Company and SCMC have heretofore entered into an Amended
and Restated Financial Consulting and Marketing Agreement dated March   , 1995
(the "Agreement"); and

        WHEREAS, the Company and SCMC wish to further amend the Agreement on the terms and conditions set forth; and

        WHEREAS, all capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Agreement;

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

        Article 1.  Amendments to Financial Consulting and Marketing Agreement

        The Agreement is hereby further amended as follows:

        1.1     Article 4 is amended to read in its entirety as follows:

                "4. Compensation. As compensation for the services to be rendered by SCMC pursuant to this Agreement as well as SCMC's agreement to perform such services, the Company shall pay to SCMC during the Term hereof the sum of $500,000 per year (the "Consulting Fees"). The Consulting Fees shall be payable in advance in monthly installments on the first day of each and every month of the Term hereof. The Consulting Fees shall be increased annually by a percentage amount equal to the percentage increase in the Consumer Price Index for New York City."

        Article 2.  Miscellaneous.

                2.1 Without limiting any of the other provisions of this Amendment, the Agreement shall be deemed to be amended to the full extent necessary to give effect to the provisions of this Amendment.






                2.2 Except as amended hereby, the Agreement remains in full force and effect in accordance with its terms.

                2.3 All references in the Agreement and in any other agreement, instrument or document executed or delivered in connection therewith to the "Agreement" shall be deemed to refer to the Agreement as amended hereby and as it may hereafter be amended.

                2.4 If any provision of this Amendment shall be determined to be contrary to law and unenforceable by any court of law, the remaining provisions shall be severable and enforceable in accordance with their terms.

                2.5 This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

                2.6 The article and section headings contained in this Amendment are inserted for convenience only and shall not affect in any way the meaning or interpretation of the Amendment. Each party has participated substantially in the negotiation and drafting of this Amendment and each party hereby disclaims any defense or assertion in any litigation or arbitration that any ambiguity herein should be construed against the draftsman.

                2.7 THIS AMENDMENT SHALL BE CONSTRUED AND INTERPRETED ACCORDING TO THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.







        IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                        SILLERMAN COMMUNICATIONS
                                        MANAGEMENT CORPORATION


                                        By: /s/ Robert F.X. Sillerman
                                            ---------------------------------
                                                Name: Robert F.X. Sillerman
                                                Title: Executive Chairman



                                        MULTI-MARKET RADIO, INC.

                                        By: /s/ Michael G. Ferrel
                                            ---------------------------------
                                                Name: Michael G. Ferrel
                                                Title: Chief Executive Officer